LETTER TO SHAREHOLDERS

TABLE OF CONTENTS                                     PAGE

LETTER TO SHAREHOLDERS............................     1
FUND REPORTS
Franklin Balance Sheet............................     3
Investment Fund
Franklin MicroCap.................................     8
Value Fund
Franklin Value Fund...............................     13
FINANCIAL STATEMENTS..............................     18
NOTES TO FINANCIAL STATEMENTS.....................     36
REPORT OF INDEPENDENT AUDITORS....................     43


                                                              December 13, 1996

Dear Shareholder:

It's a pleasure to bring you the Franklin Value Investors Trust annual report for the period ended October 31, 1996.

The 12 months covered by this report were a reminder of how volatile the economy can be. During the first two months of the period, economic growth remained slow. Gross Domestic Product (GDP) grew at an annualized rate of only .3% in the fourth quarter of 1995 amidst some speculation that the economy would slip into a recession.

The story in 1996, however, was different: rising employment and strong personal income growth helped consumer spending rebound midway through the first quarter of 1996. A stronger-than-expected employment report on March 8, 1996, drove interest rates up, causing temporary weakness in the financial markets. The volatile Dow Jones Industrial Average(R) (the Dow) tumbled 171.24 points on March 8, 1996. Recovering quickly, it advanced to a new high of 5778.00 on May 22, slid to 5346.55 by July 23, and rebounded strongly to close above the 6000 mark on October 14, 1996. The Dow closed at 6029.38 on October 31, 1996, roughly 26% above its October 31, 1995, closing of 4755.48.

While market volatility can be unsettling, it is important to remember that financial markets always have been -- and always will be -- subject to fluctuation. No one can predict the future performance of the securities markets, but history has shown that, over the long term, stocks and bonds have delivered impressive results when left to compound. For this reason, we encourage you to periodically review your investment program with your investment representative, and focus on long-term investment goals instead of market movements.

The following pages contain specific information about the performance of the funds in the Franklin Value Investors Trust. While the funds have distinct investment objectives, our fundamental operating principles remain the same: careful investment selection and constant professional supervision.

As always, we appreciate your support, welcome your questions and look forward to serving your investment needs in the years to come.

Sincerely,

William J. Lippman
President
Franklin Value Investors Trust


FRANKLIN BALANCE SHEET INVESTMENT FUND

YOUR FUND'S OBJECTIVE:
SEEKS HIGH TOTAL RETURN AS WELL AS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN SECURITIES THAT WE BELIEVE ARE UNDERVALUED IN THE MARKETPLACE. THE FUND WILL ALSO SEEK INCOME WHEN DEEMED CONSISTENT WITH ITS OBJECTIVE.

When we announced last year that, due to huge inflows of cash, we planned to close the Franklin Balance Sheet Investment Fund to new investors, we specifically pointed out that retirement accounts (pension, profit sharing, IRA and others) would be permitted to continue opening new accounts. This was done to smooth the flow of new money into the fund in order to facilitate managing a portfolio of thinly-traded stocks, such as those suitable for the Franklin Balance Sheet Investment Fund.

Our plan has worked well. We continue to see a regular flow of money into the fund, but now at a rate we can properly handle. With assets of $655 million at the October 31, 1996, fiscal year end, our cash position was 18.4% of total net assets, down significantly from 32.1% on April 30, 1996. We will likely be reducing the cash position further.

Insurance remains our dominant industry weighting. At year end, life insurance comprised 12.5% of the fund's total net assets, and property/casualty insurance represented 10.8%. Two of our five largest positions are in USLIFE , with $8 billion in assets and $168 billion of insurance in force, and American National with $7.1 billion in assets and $41.5 billion of insurance in force. The trend of consolidation in the life insurance industry has accelerated, and the efficiencies that come with consolidation should resolve the problem of low return on capital.

Banks & thrifts and retail are two sectors that comprised slightly less than 16% of the fund on October 31, 1996, down from 17.6% a year ago. Of these two groups, retail has been the most interesting over the past year. The country is "over stored," with too many feet of shelf and rack space competing for each price-conscious shopper. Only the most efficient operations will thrive, and technology is the driving tool. Companies with under-productive assets continue to invest in systems that will keep them competitive; meanwhile, demographic changes are leaving some segments of the industry on the beach. Against this backdrop, investors have left many viable retailers for dead. We believe, however, that selective purchases in this area will continue to be rewarding for the fund.

After years of accumulating sound banks for pennies on the dollar and seeing very little go wrong, the potential reward for new investments in banks & thrifts is not encouraging. Consolidation will continue, and we will look at discount situations. Most of what we see now are recently converted mutuals that are massively over-capitalized. Until a satisfactory method is found to shed the excess capital, we will concentrate on other areas of investment.



   FRANKLIN BALANCE SHEET INVESTMENT FUND
   TOP FUND HOLDINGS ON OCTOBER 31, 1996
   BASED ON TOTAL NET ASSETS

                                         % OF TOTAL
   COMPANY, INDUSTRY                     NET ASSETS

   USLIFE Corp.                              2.85%
   Insurance -- Life/Specialty

   Total Petroleum                           2.64%
   (NORTH AMERICA) LTD.
   Natural Resources

   American National Insurance Co.           2.49%
   Insurance -- Life/Specialty

   Super Food Services, Inc.                 2.07%
   Food

   Haggar Corp.                              1.83%
   Textiles & Apparel

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE
PAGE 18 OF THIS REPORT.

Fiscal 1996 saw several takeover announcements by companies in which your fund invests.

For example, Transport Holdings, Inc., which had a tangible book value of around $49, agreed to merge with Conseco in late September. Conseco was able to offer $70 in its own stock for each share of Transport because of the efficiencies that Conseco will achieve by combining two very similar operations. The final value to the fund may be higher, as Conseco's stock has appreciated since the share exchange was fixed (our average cost is $38.82). In addition, Super Food Services, Inc. was acquired by Nash Finch, which has been one of our core holdings for several years. Takeover announcements by other companies in which we've invested include Douglas & Lomason Co., International Colin Energy Corp. (for which we acquired shares of Morgan Hydrocarbon, which in turn was bought out by Stampeder Exploration), Shopko Stores, Inc., Transnational Re Corp., Capco Automotive, Younkers Inc., Duplex Products, and Cliffs Drilling.

This discussion reflects the strategies we employed for the fund and includes our opinions as of the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change in light of new circumstances. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the fund.

Looking ahead to 1997, we see strong potential among home builders, makers of textiles and apparel (like Haggar, our fourth largest position), and certain technology-related capital good providers such as Watkins Johnson, a maker of semi-conductor manufacturing equipment. Overall, our focus on companies selling below their intrinsic value worked well for us over the one-year reporting period, and we believe it should continue to do so over the long term.

PERFORMANCE SUMMARY

The Franklin Balance Sheet Investment Fund provided a one-year cumulative total return of +16.93% for the period ended October 31, 1996. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and excludes sales charges.

Your fund's share price, as measured by net asset value, increased $2.81 during the reporting period from $26.34 on October 31, 1995, to $29.15 on October 31, 1996. Over the reporting period, shareholders received distributions totaling $1.506 per share, including 38 cents ($0.38) per share in dividend income, a special year-end income distribution of 6.2 cents ($0.062) per share, 71 cents ($0.71) per share in short-term capital gains, and 35.4 cents ($0.354) per share in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.

As reflected in the graph on the following page, we are pleased to report that the Franklin Balance Sheet Investment Fund has consistently outperformed the unmanaged Russell 1000 Value Index since 1993. The Russell 1000 Value Index is an index comprised of the 1,000 largest U.S. companies, ranked by market capitalization. Of course, an index and a fund have inherent performance differences. Unmanaged market indices don't pay management fees to cover salaries of security analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. Please remember that an index is simply a measure of performance and one cannot invest in it directly.


GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Balance Sheet Investment Fund

Periods ended October 31, 1996

                                                                 Since
                                                               Inception
                           1-year         5-year               (4/2/90)

Cumulative
Total Return1              16.93%         133.07%               155.07%

Average Annual
Total Return2              15.18%          18.08%                15.02%

Value of $10,000
Investment3                $11,693        $23,307               $25,507


                         10/31/92  10/31/93  10/31/94  10/31/95  10/31/96

Total
Return4                   15.51%     39.84%    3.42%    19.32%    16.93%

1. Cumulative total returns measure the change in value of an investment and do not include sales charges. See Note below.

2. Average annual total returns measure the average annual change in value of an investment and include the 1.5% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the specified periods and include the maximum 1.5% initial sales charge.

4. Total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include the initial sales charge.

Note: All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results. Past expense reductions by the fund's manager increased the fund's total returns.

FRANKLIN MICROCAP VALUE FUND

YOUR FUND'S OBJECTIVE:

SEEKS HIGH TOTAL RETURN AS WELL AS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN SECURITIES OF COMPANIES WITH MARKET CAPITALIZATIONS UNDER $100 MILLION AT THE TIME OF PURCHASE, AND WHICH WE BELIEVE ARE UNDERVALUED IN THE MARKETPLACE. THE FUND WILL ALSO SEEK INCOME WHEN DEEMED CONSISTENT WITH ITS OBJECTIVE.

It is a pleasure to bring you the first annual report of the Franklin MicroCap Value Fund. Investment results since inception on December 12, 1995, have been encouraging: the fund registered a +23.72% total return through its abbreviated fiscal year ended on October 31, 1996.* By comparison, the Russell 2000 Value Index (an index of small capitalization stocks that we consider to be the most appropriate benchmark for the fund) was up +19.57% during the same period. The S&P 500(R) Index, a proxy for larger companies, was up +24.02%. The difference between the two indices suggests investor preference for large cap stocks during the reporting period.

Our performance during the abbreviated 11-month period was helped by several corporate takeovers, including Capco Automotive, Duplex Products, Transport Holdings, and International Colin Energy Corp. Takeovers are exciting and dramatic, especially in a new fund where holding periods are short. Granted, they are not necessary to investment success under the fund's strategy, but we think they are a logical outcome. We buy companies under very conservative valuation assumptions. As the prospectus describes, we seek to purchase micro-cap companies (companies we define as having market capitalization below $100 million) whose tangible net assets exceed their share price. The premise is that a going concern is likely to be worth more than the liquidation value of its parts. While we cannot be sure what liquidation might bring, we can make reasoned estimates. If our bias is conservative, surprises are more likely to be positive than negative.

*Cumulative total return measures the change in value of an investment over the periods indicated and does not include the initial sales charge.

Although the microcap sector is arguably a risky place to invest, we try to make our approach defensive. For example, when the market, as measured by the S&P 500, fell over 6% between July 1 and July 22, 1996, the Russell 2000 Index (small stocks, generally) and Russell 2000 Value Index were down over 8% and 5%, respectively. Our fund, however, was down only 2.5%. We were helped during that period by the fact that roughly 42% of the fund was in cash.

At the outset, we committed to closing the fund to new investors once total net assets reached $100 million, which occurred in early July. That provision was intended to keep the fund from outgrowing the market segment we want to exploit. We anticipated that rapid flow of cash into the fund would challenge our ability to put it to work fast enough without compromising our investment discipline. Price is the bedrock criterion for our purchase and sale decisions, and unless we are able to be patient buyers and sellers of these small, often thinly-traded securities, we will not capture the opportunities this poorly mapped corner of the investment universe offers. By April 1996, we were accumulating cash faster than we were able to find attractive investment opportunities; we still have not digested all of it, although we expect to be fully invested by the end of calendar year 1996.

   FRANKLIN MICROCAP VALUE FUND
   TOP 10 STOCK HOLDINGS ON OCTOBER 31, 1996
   BASED ON TOTAL NET ASSETS

                                         % OF TOTAL
   COMPANY, INDUSTRY                     NET ASSETS

   Farm Family Holdings, Inc.              3.32%
   Insurance -- Property/Casualty

   Oriole Homes Corp.                      2.26%
   Furniture & Homebuilders

   Moore Products Co.                      2.14%
   Manufacturing

   Treadco, Inc.                           2.09%
   Manufacturing

   American Pacific Corp.                  2.07%
   Manufacturing

   GA Financial, Inc.                      1.90%
   Banks & Thrifts

   Hi-Lo Automotive, Inc.                  1.65%
   Retail

   Video Lottery Technologies, Inc.        1.60%
   Technology

   Meridian Insurance Group, Inc.          1.56%
   Insurance -- Property/Casualty

   Garan, Inc.                             1.45%
   Textiles & Apparel

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE
PAGE 24 OF THIS REPORT.

On October 31, 1996, our largest sectors were banks & thrifts, retail, manufacturers, furniture and home builders, and insurance (primarily property/casualty). Retail and energy were two sectors where we made money this year. Other depressed areas where we believe we found value were furniture, home-building, and textile manufacturing.

Among the cheapest areas we identified were small companies engaged in environmental consulting and engineering. Just over 3% of the fund's total net assets were invested in this sector, and we would happily double our exposure if we could. This area was beaten down during the political reappraisal of environmental spending at the federal level. While the last Congress finally approved a relatively benign spending bill, various federal agencies responded to the overall uncertainty by curtailing actual spending, leading to large declines in revenues by service providers. We identified a handful of companies with positive cash flow and healthy balance sheets that are taking the necessary steps to adjust operations to current realities. We bought these companies at a discount to net working capital. Meanwhile, there are signs that the public continues to support, in principle, reasonable environmental controls and remediation. We believe the fund is well positioned for the year ahead, and we look forward to reporting our progress.

This discussion reflects the strategies we employed for the fund and includes our opinions as of the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change in light of new circumstances. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the fund.


PERFORMANCE SUMMARY

The Franklin MicroCap Value Fund provided a cumulative total return of +23.72% for the abbreviated 11-month period ended October 31, 1996. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and excludes sales charges.

The fund began offering shares to investors on December 12, 1995. Its share price, as measured by net asset value, increased $3.44 from $15.00 on December 12, 1995, to $18.44 on October 31, 1996.

Your fund distributed its first dividend in March 1996. Over the reporting period, shareholders received 11 cents ($0.11) per share in dividend income. Dividends are paid on a quarterly basis and will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.

The graph on the following page compares the fund's performance to that of the Russell 2000 Value Index. Of course, an index and a fund have inherent performance differences. Unmanaged indices don't pay management fees to cover salaries of security analysts or portfolio managers, or pay market commissions to buy and sell securities. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN MICROCAP VALUE FUND
PERIOD ENDED OCTOBER 31, 1996

                                           SINCE
                                         INCEPTION
                                        (12/12/95)

Cumulative Total Return1                  23.72%
Aggregate Total Return2                   18.12%

1. Cumulative total return measures the change in value of an investment over the period indicated and does not include the initial sales charge. See Note below.

2. Aggregate total return measures the change in value of an investment since inception and includes the maximum 4.5% initial sales charge. Since the fund has existed for less than one year, average annual total returns are not provided.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has waived a portion of management fees and assumed responsibility for other expenses, which reduced operating expenses and increased total return to shareholders. Without these reductions, the fund's total return would have been lower. The fee waiver was discontinued on October 31, 1996.

FRANKLIN VALUE FUND

Your Fund's Objective:
Seeks long-term total return by investing in the securities of companies that we believe are undervalued. The fund will seek income when deemed consistent with its objective.

The Franklin Value Fund follows a value-investing philosophy. Definitions of what constitutes value vary widely: some investors argue for a low price relative to tangible book value, others focus on earnings or cash flow ratios. Some seek understated assets such as land, or intangibles such as patents or distribution systems. Another value approach concentrates on "fallen angels" -- former growth companies that have stumbled and suffered sharp price declines, but still have significant potential.

We seek out investments that meet any of those definitions, plus others that seem sensible. The result is an eclectic collection of value stocks that meet one or more of the wide variety of value definitions. The common denominator in almost all cases is an enterprise currently out of favor.

To profit from this approach generally requires a high degree of patience. One can never tell when a buyout will occur, when a company's fundamentals will improve, or when investors will once again love a company previously scorned. We were fortunate that, in the first six months of the fund's existence, several of our selections were successful. Tekelec, a "fallen angel" in the technology sector, was up 39% within a few months of our purchase, and Douglas & Lomason Co. was acquired by another company at approximately 90% more than our cost.

Although stock market valuations are considered high by most historical standards and increased volatility is likely, we are confident that your fund's value approach will serve its shareholders well. In fact, increased volatility in the market is often welcomed by patient value investors for the attractive buying opportunities it provides.

This discussion reflects the strategies we employed for the fund and includes our opinions as of the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding portfolio holdings may change in light of new circumstances. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the fund.



   FRANKLIN VALUE FUND
   TOP 10 HOLDINGS ON OCTOBER 31, 1996
   BASED ON TOTAL NET ASSETS

                                         % OF TOTAL
   COMPANY, INDUSTRY                     NET ASSETS

   Kenan Transport Co.                     3.30%
   Transportation

   Everen Capital Corp.                    2.39%
   Financial Services

   Matrix Pharmaceutical                   2.29%
   Health Care

   Matrix Capital Corp.                    2.13%
   Banks & Thrifts

   Aztar Corp.                             2.11%
   Miscellaneous

   Morgan Products Ltd.                    2.03%
   Manufacturing

   Lehman Brothers Holdings                1.98%
   Financial Services

   Haverty Furniture Co., Inc.             1.93%
   Furniture & Homebuilders

   Health Images, Inc.                     1.89%
   Health Care

   Farm Family Holdings, Inc.              1.88%
   Insurance - Property/Casualty

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE
PAGE 29 OF THIS REPORT.

PERFORMANCE SUMMARY

CLASS I

The Franklin Value Fund provided a cumulative total return of +14.69% for the abbreviated 8-month period ended October 31, 1996. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and excludes sales charges.

The fund began offering shares to investors on March 11, 1996. Its share price, as measured by net asset value, increased $2.15 from $15.00 on March 11, 1996, to $17.15 on October 31, 1996.

Your fund declared its first dividend distribution in June 1996. Over the abbreviated reporting period, shareholders received 5 cents ($0.05) per share in dividend income. Dividends are paid on a quarterly basis and will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.

The graph on the next page compares the Franklin Value Fund's performance to that of the Russell 1000 Value Index. Of course, an index and a fund have inherent performance differences. Unmanaged indices don't pay management fees to cover salaries of security analysts or portfolio managers, or pay market commissions to buy and sell securities. And, unlike unmanaged indices, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum sales charge, all fund expenses and account fees. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

FRANKLIN VALUE FUND -- CLASS I
PERIOD ENDED OCTOBER 31, 1996

                                           SINCE
                                         INCEPTION
                                         (3/11/96)

Cumulative Total Return1                  14.69%
Aggregate Total Return2                    9.50%

1. Cumulative total return measures the change in value of an investment over the period indicated and does not include the initial sales charge. See Note below.

2. Aggregate total return measures the change in value of an investment since inception and includes the maximum 4.5% initial sales charge. Since the fund has existed for less than one year, average annual total returns are not provided.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has waived a portion of management fees and assumed responsibility for other expenses, which reduced operating expenses and increased total return to shareholders. Without these reductions, the fund's total return would have been lower. The fee waiver was discontinued on October 31, 1996.


PERFORMANCE SUMMARY

CLASS II

The Franklin Value Fund began offering Class II shares to investors on September 3, 1996. Its share price, as measured by net asset value, increased 82 cents ($0.82) from $16.32 on September 3, 1996, to $17.14 on October 31, 1996.

The fund's Class II shares provided a cumulative total return of +5.07% for the abbreviated 2-month period ended October 31, 1996. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and excludes sales charges.

The fund distributed its first dividend of .7 cents ($0.007) per Class II share in September 1996. Dividends will be paid on a quarterly basis and will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.

FRANKLIN VALUE FUND -- CLASS II
PERIOD ENDED OCTOBER 31, 1996

                                           SINCE
                                         INCEPTION
                                         (9/3/96)

Cumulative Total Return1                   5.07%
Aggregate Total Return2                    3.06%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include sales charges. See Note below.

2. Aggregate total return measures the change in value of an investment since inception and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment. Since Class II shares have existed for less than one year, average annual total returns are not provided.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The fund's manager has waived a portion of management fees and assumed responsibility for other expenses, which reduced operating expenses and increased total return to shareholders. Without these reductions, the fund's total return would have been lower. The fee waiver was discontinued on October 31, 1996.

FRANKLIN VALUE INVESTORS TRUST

STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS, OCTOBER 31, 1996


                                                                                       VALUE
    SHARES        FRANKLIN BALANCE SHEET INVESTMENT FUND                              (NOTE 1)
                  Common Stocks 81.6%
                  Closed-End Funds  7.7%
      160,000     Central European Equity Fund ................................     $ 3,140,000
      160,000     Convertible Holdings, Inc. ..................................       2,280,000
       70,000     Counsellors Tandem Securities Fund, Inc. ....................       1,312,500
      200,000     Emerging Markets Infrastructure Fund, Inc. ..................       2,100,000
      106,100     Gemini II, Inc., Capital Shares .............................       2,891,225
      300,000     aGlobal Health Sciences Fund ................................       5,100,000
      150,000     Growth Fund of Spain, Inc. ..................................       1,818,750
      150,000     H & Q Healthcare Investors ..................................       2,887,500
      135,000     Irish Investment Fund, Inc. .................................       1,890,000
      300,000     John Hancock Bank and Thrift Opportunity Fund ...............       8,100,000
      100,000     Latin America Investment Fund, Inc. .........................       1,562,500
      225,000     Liberty All Star Growth Fund ................................       2,221,875
      123,800     Morgan Grenfell Smallcap Fund, Inc. .........................       1,299,900
       60,000     Petroleum & Resources Corp. .................................       2,062,500
      110,000     Quest for Value Capital Shares, Inc. ........................       4,015,000
       52,500     Royce Value Trust ...........................................         649,688
      250,000     Scudder New Europe Fund, Inc. ...............................       3,500,000
       44,800     Southeastern Thrift & Bank Fund, Inc. .......................         655,200
       90,000     The Inefficient Market Fund, Inc. ...........................       1,057,500
      100,000     The Swiss Helvetia Fund .....................................       2,087,500
        4,000     Worldwide Value Fund, Inc. ..................................          91,500
                                                                                     -----------
                                                                                     50,723,138
                                                                                     -----------
                  Banks & Thrifts  7.7%
       79,300     Affiliated Community Bancorp ................................       1,615,738
       30,000     Ameriana Bancorp, Inc. ......................................         420,000
      555,150     aBank Plus Corp. ............................................       6,245,438
      139,400     California State Bank .......................................       2,265,250
       70,000     aCalumet Bancorp, Inc. ......................................       1,977,500
       83,900     bChristiania Bank OG Kreditkasse, ADR .......................       2,301,830
    2,000,000     eChristiania Bank OG Kreditkasse (Norway) ...................       5,487,097
       61,826     CU Bancorp ..................................................         610,532
      225,000     aDime Community Bancorp, Inc. ...............................       3,065,625
       21,000     Downey Financial Corp. ......................................         546,000
        1,900     Farmers & Merchants Bank of Long Beach ......................       3,530,200
      144,500     Fidelity Bancorp, Inc. ......................................       2,438,438
       93,000     Fidelity Financial of Ohio, Inc. ............................         976,500
      300,000     First Defiance Financial Corp. ..............................       3,337,500
       24,000     dFirst Financial Bancorp, Inc. ..............................         384,000
           87     First National Bank of Anchorage ............................         137,243
                  Banks & Thrifts (cont.)
       30,275     First Shenango Bancorp, Inc. ................................       $ 639,559
      232,000     aGA Financial, Inc. .........................................       3,161,000
       48,600     People's Savings Financial Corp. ............................       1,281,825
       59,000     Progressive Bank, Inc. ......................................       2,020,750
       88,000     aQuaker City Bancorp, Inc. ..................................       1,430,000
        5,400     Scottdale Savings & Trust/PA ................................       1,458,000
      214,100     Standard Financial, Inc. ....................................       3,813,656
       69,000     Westco Bancorp, Inc. ........................................       1,483,500
                                                                                     -----------
                                                                                     50,627,181
                                                                                     -----------
                  Environmental Control  0.3%
      260,000     dEcology and Environment, Inc., Series A ....................       2,177,500
                                                                                     -----------
                  Food  4.4%
      117,900     Genesee Corp., Class B ......................................       4,951,800
      600,000     dNash Finch Co. .............................................       9,750,000
       98,000     Orange-Co., Inc. ............................................         759,500
      886,500     dSuper Food Services, Inc. ..................................      13,629,938
                                                                                     -----------
                                                                                     29,091,238
                                                                                     -----------
                  Furniture & Homebuilders  4.3%
       18,300     Allen Organ Co., Class B ....................................         729,713
      173,200     aAmeriwood Industries International Corp. ...................       1,537,150
      107,800     aBaldwin Piano & Organ Co. ..................................       1,617,000
       16,300     aBeazer Homes USA, Inc. .....................................         224,125
       45,000     a,dCochrane Furniture, Inc. .................................         216,563
      289,500     Haverty Furniture Co., Inc. .................................       3,293,063
      192,000     dPulaski Furniture Corp. ....................................       2,976,000
      439,700     Ryland Group, Inc. ..........................................       5,661,138
      547,900     aU.S. Home Corp. ............................................      11,848,338
                                                                                     -----------
                                                                                     28,103,090
                                                                                     -----------
                  Insurance - Life & Specialty  12.5%
      249,900     American National Insurance Co. .............................      16,368,450
     411,500a     FBL Financial Group, Inc., Class A ..........................       9,310,188
      100,000     Guarantee Life Companies, Inc. ..............................       1,950,000
      371,600     Home Beneficial Corp., Class B ..............................       9,243,550
      66,100a     National Western Life Insurance Co., Class A ................       5,089,700
      955,000     Presidential Life Corp. .....................................      10,863,125
      45,962a     Transport Holdings, Inc., Class A ...........................       3,493,112
                  Insurance - Life & Specialty (cont.)
      600,000     USLIFE Corp. ................................................    $ 18,750,000
      255,800     Washington National Corp. ...................................       7,322,275
                                                                                     -----------
                                                                                     82,390,400
                                                                                     -----------
                  Insurance - Property & Casualty  10.8%
   295,000a,d     ACMAT Corp., Class A ........................................       4,056,250
       80,000     Allmerica Financial Corp. ...................................       2,430,000
       90,000     American Indemnity Financial Corp. ..........................         894,375
       50,000     Amwest Insurance Group, Inc. ................................         612,500
      161,000     Argonaut Group, Inc. ........................................       4,709,250
      101,577     Baldwin & Lyons, Class B.....................................       1,822,037
      371,400     Chartwell Re Corp. ..........................................       9,424,275
      130,710     Financial Security Assurance Holdings Ltd. ..................       3,659,880
     137,000a     Farm Family Holdings, Inc....................................       2,722,875
       41,200     LaSalle Re Holdings Ltd. ....................................       1,194,800
      150,300     Lawyers Title Corp. .........................................       2,649,038
     254,500d     Merchants Group, Inc. .......................................       4,771,875
      272,000     Meridian Insurance Group, Inc. ..............................       3,978,000
      69,100a     Professionals Insurance Company Management Group ............       1,520,200
       45,000     PXRE Corp. ..................................................       1,113,750
     257,000e     Scor SA (France) ............................................       9,879,298
      300,000     Stewart Information Services Corp. ..........................       6,450,000
     360,000d     Transnational Re Corp., Class A .............................       9,045,000
                                                                                     -----------
                                                                                     70,933,403
                                                                                     -----------
                  Manufacturing  6.9%
     131,100a     ACX Technologies, Inc. ......................................       2,327,025
     370,400a     American Pacific Corp. ......................................       3,009,500
      134,300     Binks Manufacturing Co. .....................................       3,223,200
     675,500d     Commonwealth Aluminum Corp. .................................      10,639,125
       97,000     Dynamics Corporation of America .............................       2,800,875
       15,000     Espey Manufacturing & Electronics Corp. .....................         223,125
      400,900     dGreen (A.P.) Industries, Inc. ..............................       4,109,225
      424,800     dInsteel Industries, Inc. ...................................       3,186,000
      498,000     a,dMatrix Service Co. .......................................       3,019,125
       60,100     Medex, Inc. .................................................         893,988
       44,800     Mine Safety Appliances Co. ..................................       2,251,200
      250,000     dMonarch Machine Tool Co. ...................................       2,437,500
       92,000     aOroamerica, Inc. ...........................................         529,000
      483,000     dOshkosh Truck Corp., Class B ...............................       5,856,375
                  Manufacturing (cont.)
       18,900     Pitt-Des Moines, Inc.........................................       $ 765,450
        5,000     Treadco, Inc. ...............................................          56,250
                                                                                     -----------
                                                                                     45,326,963
                                                                                     -----------
                  Miscellaneous  4.5%
    1,100,400     aAztar Corp. ................................................       8,940,750
      200,000     Lehman Brothers Holdings, Inc. ..............................       5,025,000
       21,900     Noland Co. ..................................................         509,175
      370,800     Price Enterprises, Inc. .....................................       6,164,550
      336,000     The Rouse Co. ...............................................       8,526,000
        6,100     aVicorp Restaurants, Inc. ...................................          88,450
                                                                                     -----------
                                                                                     29,253,925
                                                                                     -----------
                  Natural Resources  4.6%
      500,000     a,dCrown Central Petroleum, Class B .........................       6,812,500
      211,200     aDevcon International Corp. .................................       1,372,800
      104,500     dEnex Resources Corp. .......................................         888,250
          153     Kentucky River Coal Corp. ...................................         435,285
      101,200     Rochester & Pittsburgh Coal Co. .............................       3,238,400
       13,247     aStampeder Exploration Ltd. .................................          66,237
    1,800,000     Total Petroleum (North America) Ltd. ........................      17,325,000
                                                                                     -----------
                                                                                     30,138,472
                                                                                     -----------
                  Retail  7.8%
      467,700     a,dButtrey Food and Drug Stores Co. .........................       3,741,600
       51,000     DEB Shops, Inc. .............................................         239,063
      201,100     aEvans, Inc. ................................................         402,200
      670,600     dFred's, Inc. ...............................................       5,448,625
      500,000     aGood Guys, Inc. ............................................       3,500,000
    1,400,000     aHechinger Co., Class A .....................................       4,462,500
      200,000     aHi-Lo Automotive, Inc. .....................................         525,000
      297,200     dJacobson Stores, Inc. ......................................       2,489,050
      590,000     Kmart Corp. .................................................       5,752,500
      192,000     aLittle Switzerland, Inc. ...................................         936,000
      401,200     a,dLuria (L.) & Son, Inc. ...................................       1,504,500
      450,000     Shopko Stores, Inc. .........................................       7,256,250
      330,500     Strawbridge & Clothier, Class A .............................       5,618,500
      548,500     aSyms Corp. .................................................       4,593,688
      385,500     dWolohan Lumber Co. .........................................       4,770,563
                                                                                     -----------
                                                                                     51,240,039
                                                                                     -----------
                  Technology  2.7%
      209,500     aAydin Corp. ................................................     $ 2,121,188
      295,100     aCherry Corp., Class A ......................................       3,172,325
      219,900     aCherry Corp., Class B ......................................       2,253,975
      498,000     aESCO Electronics Corp. .....................................       4,855,500
       46,410     aSilicon Graphics, Inc. .....................................         858,585
       50,000     aSilicon Valley Group, Inc. .................................         831,250
       46,981     aSterling Commerce, Inc. ....................................       1,321,360
       29,500     aSterling Software, Inc......................................         958,750
       81,000     Watkins-Johnson Co. .........................................       1,468,125
                                                                                     -----------
                                                                                     17,841,058
                                                                                     -----------
                  Textile & Apparel  4.9%
      756,000     a,dChic by H.I.S., Inc. .....................................       3,496,500
    1,385,200     dDelta Woodside Industries, Inc. ............................       7,964,900
      600,000     a,dDixie Yarns, Inc. ........................................       3,000,000
      267,300     dGaran, Inc. ................................................       4,510,688
      800,000     dHaggar Corp. ...............................................      12,000,000
       89,000     aSun Sportswear, Inc. .......................................         155,750
       84,400     Thomaston Mills, Inc., Class A...............................         886,200
                                                                                     -----------
                                                                                     32,014,038
                                                                                     -----------
                  Transportation  1.5%
       15,300     aAnuhco, Inc.................................................         118,575
      309,800     International Shipholding Corp. .............................       5,576,400
       27,500     Overseas Shipholding Group, Inc. ............................         467,500
      150,000     Petroleum Helicopters, Inc. - Non Voting ....................       2,550,000
       53,100     Petroleum Helicopters, Inc. - Voting ........................         929,250
                                                                                     -----------
                                                                                      9,641,725
                                                                                     -----------
                  Utilities  1.0%
      120,400     Central Maine Power Co. .....................................       1,414,700
      567,700     aNiagara Mohawk Power Corp. .................................       4,825,450
                                                                                     -----------
                                                                                      6,240,150
                                                                                     -----------
                        Total Long Term Investments (Cost $493,014,990)........     535,742,320
                                                                                     -----------

              cReceivables from Repurchase Agreements  18.8%
$ 123,290,889 Joint Repurchase Agreements, 5.529%, 11/01/96 (Maturity Value $123,850,886)
               (Cost $123,831,868)
                B.A. Securities, Inc., (Maturity Value $14,665,904)
               Collateral: U.S. Treasury Bills, 03/06/97
              U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
                Bear, Stearns & Co., Inc., (Maturity Value $14,665,904)
               Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
                B.T. Securities Corp., (Maturity Value $10,999,428)
               Collateral: U.S. Treasury Notes, 5.875%, 10/31/98
                CIBC Wood Gundy Securities Corp., (Maturity Value $10,999,428)
               Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
                Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $14,665,904)
               Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
                Fuji Securities, Inc., (Maturity Value $12,832,666)
               Collateral: U.S. Treasury Bills, 02/06/97
              U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
                Lehman Brothers, Inc., (Maturity Value $14,665,904)
               Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
                SBC Warburg, Inc., (Maturity Value $1,023,940)
               Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
                The Nikko Securities Co. International, Inc., (Maturity Value $14,665,904)
               Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
                UBS Securities L.L.C., (Maturity Value $14,665,904)
               Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00 ....    $123,831,868
                                                                                           --------------
                        Total Investments (Cost $616,846,858)  100.4%...................     659,574,188
                        Liabilities in Excess of Other Assets  (0.4)%...................      (2,572,063)
                                                                                           --------------
                        Net Assets  100%                                                    $657,002,125
                                                                                           ==============
               At October 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
               $616,846,858 was as follows:
                Aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost.......................................  $ 64,832,640
                Aggregate gross unrealized depreciation for all investments in which there
               was an excess of tax cost over value ......................................   (22,105,310)
                                                                                           -------------
                Net unrealized appreciation ..............................................  $ 42,727,330
                                                                                             =============

aNon-income producing.
bPurchased in a private placement transaction; resale may only be qualified institutional buyers.
cFace amount for repurchase agreements is for the underlying collateral. See note 1(h) regarding joint repurchase agreement.
dSee Note 6 regarding holdings of 5% voting securities.
eSecurities traded in currency of country indicated and valued in U.S. dollars.

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments in Securities and Net Assets, October 31, 1996


                                                                                        Value
   Shares         Franklin MicroCap Value Fund                                         (Note 1)
                   Common Stocks  73.6%
                  Banks & Thrifts  11.5%
     34,000       Affiliated Community Bancorp ................................       $ 692,750
     49,000       American National Bancorp, Inc. .............................         575,750
     20,300       aCalumet Bancorp, Inc. ......................................         573,475
     35,000       FFD Financial Corp. .........................................         424,375
    116,000       Fidelity Financial of Ohio, Inc. ............................       1,218,000
        300       FirstFed Bancshares, Inc. ...................................           5,063
      2,500       First Financial Bancorp, Inc. ...............................          40,000
    167,000       aGA Financial, Inc. .........................................       2,275,375
     10,100       aHallmark Capital Corp. .....................................         172,963
    100,000       aHF Bancorp, Inc. ...........................................       1,087,500
      9,000       HF Financial Corp. ..........................................         145,125
     51,700       Landmark Bancshares, Inc. ...................................         840,125
    100,000       Little Falls Bancorp, Inc. ..................................       1,150,000
      4,000       aPacific Bank N.A. ..........................................         100,000
     14,700       People's Savings Financial Corp. ............................         387,713
     70,000       aQuaker City Bancorp, Inc. ..................................       1,137,500
    101,500       aRedFed Bancorp, Inc. .......................................       1,192,625
     25,900       aSho-Me Financial Corp. .....................................         539,044
     45,000       Somerset Group, Inc. ........................................         753,750
     26,000       Troy Hill Bancorp, Inc. .....................................         520,000
                                                                                     -----------
                                                                                     13,831,133
                                                                                     -----------
                  Environmental Control  3.2%
      5,000       aChempower, Inc. ............................................          28,125
    109,600       dEcology and Environment, Inc., Series A ....................         917,900
    305,000       aEmcon, Inc. ................................................         972,188
        500       aGZA GeoEnvironmental Technologies, Inc. ....................           1,750
    145,000       aHarding Lawson Associates Group ............................       1,005,938
    245,000       aRoy F. Weston, Inc., Class A ...............................         888,125
                                                                                     -----------
                                                                                      3,814,026
                                                                                     -----------
                  Food  1.3%
        600       Genesee Corp., Class A ......................................          22,800
     36,000       Genesee Corp., Class B ......................................       1,512,000
                                                                                     -----------
                                                                                      1,534,800
                                                                                     -----------
                  Furniture & Homebuilders  6.3%
     18,800       Allen Organ Co., Class B ....................................         749,650
     12,000       American Woodmark Corp. .....................................         100,500
     36,800       aAmeriwood Industries International Corp. ...................         326,600
      5,000       aBaldwin Piano & Organ Co. ..................................          75,000
                  Furniture & Homebuilders (cont.)
     13,900       aBeazer Homes USA, Inc. .....................................       $ 191,125
    360,000       a,dOriole Homes Corp., Class B ..............................       2,700,000
     80,000       Pulaski Furniture Corp. .....................................       1,240,000
    334,400       a,dRiver Oaks Furniture, Inc. ...............................       1,316,700
     33,000       aSeaman Furniture Co. .......................................         624,938
     63,600       aWashington Homes, Inc. .....................................         246,450
                                                                                     -----------
                                                                                      7,570,963
                                                                                     -----------
                  Insurance - Life & Specialty  0.1%
      6,000       Guarantee Life Companies, Inc. ..............................         117,000
                                                                                     -----------
                  Insurance - Property & Casualty  7.8%
     10,000       American Indemnity Financial Corp. ..........................          99,375
    113,000       Amwest Insurance Group, Inc. ................................       1,384,250
    200,000       aFarm Family Holdings, Inc. .................................       3,975,000
    128,000       Meridian Insurance Group, Inc. ..............................       1,872,000
     28,604       aMotor Club of America ......................................         239,559
      4,000       National Security Group, Inc. ...............................          54,000
     75,500       aProfessionals Insurance Company Management Group ...........       1,661,000
                                                                                     -----------
                                                                                      9,285,184
                                                                                     -----------
                  Manufacturing  16.4%
    304,400       aAmerican Pacific Corp. .....................................       2,473,250
     82,500       a,dArt's-Way Manufacturing Co., Inc. ........................         412,500
     14,900       aAstec Industries, Inc. .....................................         134,100
     15,500       aAthey Products Corp. .......................................          65,875
     45,000       Binks Manufacturing Co. .....................................       1,080,000
     50,000       aContinental Materials Corp. ................................         950,000
     14,500       Dynamics Corporation of America .............................         418,688
     54,800       Espey Manufacturing & Electronics Corp. .....................         815,150
      7,500       Federal Screw Works .........................................         211,875
    113,000       aGehl Co. ...................................................         904,000
    140,000       Green (A.P.) Industries, Inc. ...............................       1,435,000
    177,600       Insteel Industries, Inc. ....................................       1,332,000
    100,000       aKentucky Electric Steel, Inc. ..............................         587,500
     12,500       Medex, Inc. .................................................         185,938
     92,100       Monarch Machine Tool Co. ....................................         897,975
    134,700       a,dMoore Products Co. .......................................       2,559,300
     51,300       aOroamerica, Inc. ...........................................         294,975
        200       Pitt-Des Moines, Inc. .......................................           8,100
                  Manufacturing (cont.)
    100,000       aSteel of West Virginia, Inc. ...............................       $ 625,000
    105,000       TAB Products Co..............................................         800,625
    265,500       a,dTemtex Industries, Inc. ..................................         879,469
    222,200       Treadco, Inc. ...............................................       2,499,750
                                                                                     -----------
                                                                                     19,571,070
                                                                                     -----------
                  Miscellaneous  2.2%
    127,000       a,dAllstate Financial Corp. .................................         825,500
    230,000       a,dAmerican Physicians Service Group, Inc. ..................       1,365,625
     19,900       Trans-Lux Corp. .............................................         253,725
     14,100       aVicorp Restaurants, Inc. ...................................         204,450
                                                                                     -----------
                                                                                      2,649,300
                                                                                     -----------
                  Natural Resources  1.2%
    153,000       aDevcon International Corp. .................................         994,500
     23,600       Enex Resources Corp. ........................................         200,600
      4,900       Rochester & Pittsburgh Coal Co. .............................         156,800
     13,247       aStampeder Exploration Ltd. .................................          66,236
                                                                                     -----------
                                                                                      1,418,136
                                                                                     -----------
                  Retail  10.5%
    184,300       aButtrey Food & Drug Stores Co. .............................       1,474,400
    192,000       aCosmetic Center, Inc., Class A .............................       1,056,000
    150,000       DEB Shops, Inc. .............................................         703,125
     78,300       Fred's, Inc. ................................................         636,188
      8,500       aGantos, Inc. ...............................................          29,750
     39,800       aGood Guys, Inc. ............................................         278,600
    752,000       a,dHi-Lo Automotive, Inc. ...................................       1,974,000
     60,000       Jacobson Stores, Inc. .......................................         502,500
    273,000       aLittle Switzerland, Inc. ...................................       1,330,875
     37,900       aLuria (L.) & Son, Inc. .....................................         142,125
    165,200       aS & K Famous Brands, Inc. ..................................       1,280,300
     13,614       Seaway Food Town, Inc. ......................................         285,894
    155,000       aShoe Carnival, Inc. ........................................         600,625
     74,900       aSyms Corp. .................................................         627,288
    125,500       Wolohan Lumber Co. ..........................................       1,553,063
      5,000       Zions Co-Op Mercantile Inst. ................................          58,742
                                                                                     -----------
                                                                                     12,533,475
                                                                                     -----------

                  Technology  4.0%
     32,800       Analysis & Technology, Inc. .................................       $ 475,600
    109,600       aAydin Corp. ................................................       1,109,700
      7,400       aBel Fuse, Inc. .............................................          77,700
     36,000       aDBA Systems, Inc. ..........................................         220,500
    138,300       aGovernment Technology Services, Inc. .......................         898,950
     23,300       aHathaway Corp. .............................................          87,375
    526,900       aVideo Lottery Technologies, Inc. ...........................       1,910,013
                                                                                     -----------
                                                                                      4,779,838
                                                                                     -----------
                  Textiles & Apparel  4.5%
     72,000       a,fBibb Co. .................................................         585,000
    194,100       aChic by H.I.S., Inc. .......................................         897,713
     23,900       aConcord Fabrics, Inc., Class A .............................         162,819
    218,900       aDixie Yarns, Inc. ..........................................       1,094,500
    102,500       Garan, Inc. .................................................       1,729,688
     74,500       aSun Sportswear, Inc. .......................................         130,375
     77,300       Thomaston Mills, Inc., Class A ..............................         811,650
        200       Vulcan International Corp. ..................................           5,450
                                                                                     -----------
                                                                                      5,417,195
                                                                                     -----------
                  Transportation  2.5%
    211,700       aAnuhco, Inc. ...............................................       1,640,675
     64,500       Petroleum Helicopters, Inc. - Non Voting.....................       1,096,500
     16,000       Petroleum Helicopters, Inc. - Voting.........................         280,000
                                                                                     -----------
                                                                                      3,017,175
                                                                                     -----------
                  Utilities  0.4%
      4,600       aCitizens Electric Co. ......................................         132,250
     21,000       Maine Public Service Co. ....................................         404,250
                                                                                     -----------
                                                                                        536,500
                                                                                     -----------
                  Wholesale/Distribution  1.7%
    234,600       a,dAllou Health & Beauty, Inc., Class A .....................       1,554,225
     22,700       Noland Co. ..................................................         527,775
                                                                                     -----------
                                                                                      2,082,000
                                                                                     -----------
                        Total Long Term Investments (Cost $83,731,283).........      88,157,795
                                                                                     -----------

            cReceivables from Repurchase Agreements  26.8%
$31,881,284 Joint Repurchase Agreements, 5.529%, 11/01/96 (Maturity Value $32,026,480)
             (Cost $32,021,562)
              B.A. Securities, Inc., (Maturity Value $3,792,442)
             Collateral: U.S. Treasury Bills, 03/06/97
            U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
              Bear, Stearns & Co., Inc., (Maturity Value $3,792,442)
             Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
              B.T. Securities Corp., (Maturity Value $2,844,331)
             Collateral: U.S. Treasury Notes, 5.875% , 10/31/98
              CIBC Wood Gundy Securities Corp., (Maturity Value $2,844,331)
             Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
              Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $3,792,442)
             Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
              Fuji Securities, Inc., (Maturity Value $3,318,386)
             Collateral: U.S. Treasury Bills, 02/06/97
            U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
              Lehman Brothers, Inc., (Maturity Value $3,792,442)
             Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
              SBC Warburg, Inc., (Maturity Value $264,780)
             Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
              The Nikko Securities Co. International, Inc., (Maturity Value $3,792,442)
             Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
              UBS Securities L.L.C., (Maturity Value $3,792,442)
             Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00 ....   $ 32,021,562
                                                                                          -----------
                      Total Investments (Cost $115,752,845)  100.4% ..................    120,179,357
                      Liabilities In Excess of Other Assets  (0.4)% ..................       (515,651)
                                                                                          -----------
                      Net Assets  100% ...............................................   $119,663,706
                                                                                          ===========
             At October 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of
             $115,752,845 was as follows:
              Aggregate gross unrealized appreciation for all investments in which
             there was an excess of value over tax cost ..............................    $ 8,595,046
              Aggregate gross unrealized depreciation for all investments in which
             there was an excess of tax cost over value ..............................     (4,168,534)
                                                                                          -----------
              Net unrealized appreciation ............................................    $ 4,426,512
                                                                                          ===========

aNon-income producing.
cFace amount for repurchase agreements is for the underlying collateral. See
Note 1(h) regarding joint repurchase agreement.
dSee Note 6 regarding holdings of 5% voting securities.
fSee Note 7 regarding restricted securities.

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments in Securities and Net Assets, October 31, 1996

                                                                                      Value
  Shares     Franklin Value Fund                                                     (Note 1)
              Common Stocks  97.9%
             Banks & Thrifts  8.1%
    1,750    BankAtlantic Bancorp, Inc., Class A ..............................      $ 23,406
    7,000    BankAtlantic Bancorp, Inc., Class B ..............................        91,875
   12,100    aBank Plus Corp. .................................................       136,125
   35,000    eChristiania Bank OG Kreditkasse (Norway) ........................        96,025
    2,000    Fidelity Financial of Ohio, Inc. .................................        21,000
    5,000    aGA Financial, Inc. ..............................................        68,125
   16,000    aMatrix Capital Corp. ............................................       176,000
    4,500    aRedFed Bancorp, Inc. ............................................        52,875
                                                                                     ---------
                                                                                      665,431
                                                                                     ---------
             Financial Services  5.1%
   10,000    aEVEREN Capital Corp. ............................................       197,500
    5,800    aFirst Enterprise Financial Group, Inc. ..........................        61,625
    6,500    Lehman Brothers Holdings, Inc. ...................................       163,313
                                                                                     ---------
                                                                                      422,438
                                                                                     ---------
             Food  3.5%
    8,700    Nash Finch Co. ...................................................       141,375
   10,000    Schultz Sav-O Stores, Inc. .......................................       145,000
                                                                                     ---------
                                                                                      286,375
                                                                                     ---------
             Furniture & Homebuilders  8.4%
    2,500    aAmerican Buildings Co. ..........................................        52,422
   10,000    aBeazer Homes USA, Inc. ..........................................       137,500
    3,900    Butler Manufacturing Co. .........................................       122,850
   14,000    Haverty Furniture Co., Inc. ......................................       159,250
    7,900    Ryland Group, Inc. ...............................................       101,713
    5,400    aU.S. Home Corp. .................................................       116,775
                                                                                     ---------
                                                                                      690,510
                                                                                     ---------
             Health Care  4.2%
   12,500    Health Images, Inc. ..............................................       156,250
   25,000    aMatrix Pharmaceutical, Inc. .....................................       189,063
                                                                                     ---------
                                                                                      345,313
                                                                                     ---------
             Insurance - Life & Specialty  4.8%
      300    ALLIED Life Financial Corp. ......................................         5,475
    1,600    American National Insurance Co. ..................................       104,800
    3,500    aFBL Financial Group, Inc., Class A ..............................        79,188
             Insurance - Life & Specialty (cont.)
   10,200    Presidential Life Corp. ..........................................     $ 116,025
    3,000    USLIFE Corp. .....................................................        93,750
                                                                                     ---------
                                                                                      399,238
                                                                                     ---------
             Insurance - Property & Casualty  11.5%
    1,600    Argonaut Group, Inc. .............................................        46,800
      500    Chartwell Re Corp. ...............................................        12,688
    7,800    aFarm Family Holdings, Inc. ......................................       155,025
    3,900    Financial Security Assurance Holdings Ltd. .......................       109,200
    2,500    GCR Holdings, Ltd. ...............................................        58,125
    5,900    Guaranty National Corp. ..........................................        92,925
      800    Harleysville Group, Inc. .........................................        22,400
    6,000    Leucadia National Corp. ..........................................       141,750
    2,000    aProfessionals Insurance Company Management Group ................        44,000
    4,500    RLI Corp. ........................................................       124,313
    3,700    eScor SA (France) ................................................       142,231
                                                                                     ---------
                                                                                      949,457
                                                                                     ---------
             Manufacturing  21.0%
    8,000    aAmerican Pacific Corp. ..........................................        65,000
    3,100    Ameron International Corp. .......................................       128,263
   12,000    aAstec Industries, Inc............................................       108,000
   11,600    Commercial Intertech Corp. .......................................       129,050
    5,000    aDura Automotive Systems, Inc. ...................................       120,000
   19,700    aEkco Group, Inc. ................................................        66,488
   14,000    Ennis Business Forms .............................................       154,000
    8,800    Flexsteel Industries, Inc. .......................................       116,600
   11,000    aGehl Co. ........................................................        88,000
   10,000    Haskel International, Inc., Class A ..............................        78,750
   22,400    aMorgan Products, Ltd. ...........................................       168,000
    9,700    Oshkosh Truck Corp., Class B .....................................       117,613
      700    Patrick Industries, Inc. .........................................        10,850
    4,400    Schweitzer-Manduit International, Inc. ...........................       135,300
   28,000    United Industrial Corp. ..........................................       150,500
    3,800    West Company, Inc. ...............................................       102,125
                                                                                     ---------
                                                                                    1,738,539
                                                                                     ---------
             Miscellaneous  5.5%
   17,700    aAllou Health and Beauty, Inc., Class A ..........................       117,263
    8,800    aAmerican Physicians Service Group, Inc. .........................        52,250
             Miscellaneous (cont.)
   21,500    aAztar Corp. .....................................................     $ 174,689
    4,500    The Rouse Co. ....................................................       114,188
                                                                                     ---------
                                                                                      458,390
                                                                                     ---------
             Natural Resources  5.9%
   11,400    Oil-Dri Corporation of America ...................................       153,900
    2,500    Rochester & Pittsburgh Coal Co. ..................................        80,000
   13,700    Total Petroleum (North America) Ltd. .............................       131,863
    8,000    Wiser Oil Co. ....................................................       126,000
                                                                                     ---------
                                                                                      491,763
                                                                                     ---------
             Retail  5.3%
   18,200    aLittle Switzerland, Inc. ........................................        88,725
   12,000    aS & K Famous Brands, Inc. .......................................        93,000
    4,700    Stanhome, Inc. ...................................................       124,550
   16,100    aSyms Corp. ......................................................       134,838
                                                                                     ---------
                                                                                      441,113
                                                                                     ---------
             Technology  10.2%
    2,000    Adobe Systems, Inc. ..............................................        69,250
   10,900    aAdvanced Logic Research, Inc. ...................................       109,000
    8,000    Analysis & Technology, Inc. ......................................       116,000
   10,000    aCognex Corp. ....................................................       128,750
   12,100    aESCO Electronics Corp. ..........................................       117,975
    4,000    aMapInfo Corp. ...................................................        43,500
    3,800    aSilicon Graphics, Inc. ..........................................        70,300
    4,300    aTekelec .........................................................        63,425
    6,800    Watkins-Johnson Co. ..............................................       123,250
                                                                                     ---------
                                                                                      841,450
                                                                                     ---------
             Transportation  3.6%
    1,700    aFritz Companies, Inc. ...........................................        27,200
   13,150    Kenan Transport Co. ..............................................       272,863
                                                                                     ---------
                                                                                      300,063
                                                                                     ---------
             Utilities  .8%
    7,500    aNiagara Mohawk Power Corp. ......................................        63,750
                                                                                     ---------
                   Total Long Term Investments (Cost $7,780,683) ..............     8,093,830
                                                                                     ---------

             cReceivables from Repurchase Agreements  1.1%
$  87,443    Joint Repurchase Agreements, 5.529%, 11/01/96 (Maturity Value $88,213)
              (Cost $88,200)
               B.A. Securities, Inc., (Maturity Value $10,446)
              Collateral: U.S. Treasury Bills, 03/06/97
             U.S. Treasury Notes, 5.25% - 8.75%, 12/31/96 - 05/31/98
               Bear, Stearns & Co., Inc., (Maturity Value $10,446)
              Collateral: U.S. Treasury Notes, 5.625% - 8.875%, 10/31/97 - 08/15/98
               B.T. Securities Corp., (Maturity Value $7,834)
              Collateral: U.S. Treasury Notes, 5.875% , 10/31/98
               CIBC Wood Gundy Securities Corp., (Maturity Value $7,834)
              Collateral: U.S. Treasury Notes, 4.75% - 5.625%, 10/31/97 - 09/30/98
               Donaldson, Lufkin & Jenrette Securities Corp., (Maturity Value $10,446)
              Collateral: U.S. Treasury Notes, 4.75% - 6.875%, 07/31/97 - 07/31/99
               Fuji Securities, Inc., (Maturity Value $9,140)
              Collateral: U.S. Treasury Bills, 02/06/97
             U.S. Treasury Notes, 5.625% - 6.875%, 02/28/97 - 08/31/97
               Lehman Brothers, Inc., (Maturity Value $10,446)
              Collateral: U.S. Treasury Notes, 5.625% - 8.00%, 11/30/00 - 06/30/01
               SBC Warburg, Inc., (Maturity Value $729)
              Collateral: U.S. Treasury Notes, 5.625% - 5.875%, 10/31/97 - 04/30/98
               The Nikko Securities Co. International, Inc., (Maturity Value $10,446)
              Collateral: U.S. Treasury Notes, 4.75% - 8.75%, 08/31/98 - 04/30/01
               UBS Securities L.L.C., (Maturity Value $10,446)
              Collateral: U.S. Treasury Notes, 5.875% - 7.75%, 04/30/98 - 09/30/00 ...............      $ 88,200
                                                                                                   -------------
                       Total Investments (Cost $7,868,883)  99.0%.................................     8,182,030
                       Other Assets & Liabilities, Net  1.0%......................................        79,743
                                                                                                   -------------
                       Net Assets  100.0% ........................................................    $8,261,773
                                                                                                   =============


             At October 31, 1996, the net unrealized appreciation based on the cost of investments for income tax purposes of $7,868,883 was as follows:
               Aggregate gross unrealized appreciation for all investments in which there was an
              excess of value over tax cost ......................................................     $ 512,122
               Aggregate gross unrealized depreciation for all investments in which there was an
              excess of tax cost over value ......................................................      (198,975)
                                                                                                   -------------
               Net unrealized appreciation .......................................................     $ 313,147
                                                                                                   =============


aNon-income producing.
cFace amount for repurchase agreements is for the underlying collateral. See
Note 1(h) regarding joint repurchase agreement.
eSecurities traded in currency of country indicated and valued in U.S. dollars.

FRANKLIN VALUE INVESTORS TRUST

Financial Statements

Statements of Assets and Liabilities
October 31, 1996

                                                                            Balance Sheet   MicroCap
                                                                           Investment Fund Value Fund  Value Fund
                                                                             ----------     ---------    -------
Assets:
 Investments in securities:
  At identified cost.....................................................    $493,014,990$ 83,731,283 $7,780,683
                                                                             ==========     =========    =======
  At value...............................................................     535,742,320  88,157,795  8,093,830
 Receivables from repurchase agreements, at value and cost...............     123,831,868  32,021,562     88,200
 Cash....................................................................         467,033       2,806      8,061
 Receivables:
  Dividends and interest.................................................         267,868      62,710      4,447
  Investment securities sold.............................................         127,300      28,500         --
  Capital shares sold....................................................         813,562     324,250     43,659
  From affiliates........................................................              --          --     37,035
 Other assets............................................................              --          --      2,600
                                                                             ----------     ---------    -------
      Total assets.......................................................     661,249,951 120,597,623  8,277,832
                                                                             ----------     ---------    -------
Liabilities:
 Payables:
  Investment securities purchased........................................       3,065,949     568,419         --
  Capital shares repurchased.............................................         107,767     195,996         --
  Distribution fees......................................................         745,235      72,850      7,118
  Shareholder servicing costs............................................          27,800      10,000        505
  Management fees........................................................         267,676      75,252      4,241
 Accrued expenses and other liabilities..................................          33,399      11,400      4,195
                                                                             ----------     ---------    -------
      Total liabilities..................................................       4,247,826     933,917     16,059
                                                                             ----------     ---------    -------
Net assets, at value.....................................................    $657,002,125$119,663,706 $8,261,773
                                                                             ==========     =========    =======
Net assets consist of:
 Undistributed net investment income.....................................     $ 1,188,669   $ 226,652      $ 627
 Net unrealized appreciation on investments  ............................      42,727,330   4,426,512    313,147
 Undistributed net realized gain from investments and foreign
  currency transactions                                                        53,682,795   2,640,347    210,414
 Class I capital shares..................................................     559,403,331 112,370,195  7,305,688
 Class II capital shares.................................................            --            --    431,897
                                                                             ----------     ---------    -------
Net assets, at value.....................................................    $657,002,125$119,663,706 $8,261,773
                                                                             ==========     =========    =======
Class I shares:
 Net assets, at value....................................................    $657,002,125$119,663,706 $7,827,926
                                                                             ==========     =========    =======
 Shares outstanding......................................................      22,535,474   6,488,300    456,407
                                                                             ==========     =========    =======
 Net asset value per share*..............................................          $29.15      $18.44     $17.15
                                                                             ==========     =========    =======
 Maximum offering price per share (100/98.5, 100/95.5, 100/95.5 of net asset value per
 share, respectively)....................................................          $29.59      $19.31     $17.96
                                                                             ==========     =========    =======
Class II shares:
 Net assets, at value....................................................              --          --   $433,847
                                                                             ==========     =========    =======
 Shares outstanding......................................................              --          --     25,318
                                                                             ==========     =========    =======
 Net asset value per share*..............................................              --          --     $17.14
                                                                             ==========     =========    =======
 Maximum offering price per share (100/99 of net asset value per share)..              --          --     $17.31
                                                                             ==========     =========    =======

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

FRANKLIN VALUE INVESTORS TRUST

Financial Statements (cont.)

Statements of Operations
for the year ended October 31, 1996

                                                                        Balance Sheet     MicroCap
                                                                       Investment Fund   Value Fund* Value Fund**
                                                                         -----------      ---------    --------
Investment income:
 Dividends...........................................................     $ 7,770,425     $ 452,953     $ 32,442
 Interest (Note 1)...................................................       7,847,753       969,308       17,234
                                                                         -----------      ---------    --------
      Total income...................................................      15,618,178     1,422,261       49,676
                                                                         -----------      ---------    --------
Expenses:
 Management fees (Note 5)............................................       2,785,163       425,197       19,727
 Distribution fees - Class I (Note 5)................................       2,501,482       135,400        9,000
 Distribution fees - Class II (Note 5)...............................              --            --          265
 Shareholder servicing costs (Note 5)................................         355,389        59,815        1,833
 Reports to shareholders.............................................         185,390        20,595        9,588
 Registration and filing fees........................................         142,607        29,647       26,877
 Professional fees...................................................          51,654        23,752        5,913
 Trustees' fees and expenses.........................................          20,299         1,879          224
 Custodian fees......................................................          19,169           372           54
 Other...............................................................          12,699         2,305        1,016
 Management fees waived by manager (Note 5)..........................              --            --      (19,727)
 Other expenses assumed by manager (Note 5)..........................              --            --      (19,813)
                                                                         -----------      ---------    --------
      Total expenses.................................................       6,073,852       698,962       34,957
                                                                         -----------      ---------    --------
      Net investment income..........................................       9,544,326       723,299       14,719
                                                                         -----------      ---------    --------
Realized and unrealized gain from investments and foreign currency:
 Net realized gain (loss) from:
  Investments........................................................      53,701,657     2,640,347      210,414
  Foreign currency transactions......................................        (22,867)            --         (539)
 Net unrealized appreciation on investments..........................      19,022,910     4,426,512      313,147
Net realized and unrealized gain on investments and foreign currencies     72,701,700     7,066,859      523,022
                                                                         -----------      ---------    --------
Net increase in net assets resulting from operations                      $82,246,026    $7,790,158     $537,741
                                                                         ===========      =========    ========

*For the period December 12, 1995 (effective date) to October 31, 1996. **For the period March 11, 1996 (effective date) to October 31, 1996.

FRANKLIN VALUE INVESTORS TRUST

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended October 31, 1996 and 1995

                                                                 Balance Sheet            MicroCap
                                                                 Investment Fund         Value Fund   Value Fund
                                                              ---------------------      ----------    ---------
                                                               1996          1995           1996*       1996**
                                                            ----------    ----------     ----------    ---------
Increase in net assets:
Operations:
 Net investment income..................................  $  9,544,326   $  3,166,286  $    723,299   $   14,719
 Net realized gain from investments and foreign currency
 transactions...........................................    53,678,790     17,015,080     2,640,347      209,875
 Net unrealized appreciation on investments ............    19,022,910     20,720,103     4,426,512      313,147
                                                            ----------    ----------     ----------    ---------
      Net increase in net assets resulting from operations  82,246,026     40,901,469     7,790,158      537,741
Distributions to shareholders from:
 Undistributed net investment income Class I............    (8,792,315)    (2,726,560)     (496,647)     (13,553)
 Net realized capital gains.............................   (17,015,078)    (2,224,227)           --           --
Increase in net assets from capital share transactions
 (Note 2)...............................................   213,023,960    217,333,993   112,370,195    7,737,585
                                                            ----------    ----------     ----------    ---------
      Net increase in net assets........................   269,462,593    253,284,675   119,663,706    8,261,773
Net assets:
 Beginning of period....................................   387,539,532    134,254,857            --           --
                                                            ----------    ----------     ----------    ---------
 End of period..........................................  $657,002,125   $387,539,532  $119,663,706   $8,261,773
                                                            ==========    ==========     ==========    =========
Undistributed net investment income included in net assets:
 Beginning of period....................................     $ 440,663          $ 937         $  --         $ --
                                                            ==========    ==========     ==========    =========
 End of period..........................................   $ 1,188,669      $ 440,663     $ 226,652   $      627
                                                            ==========    ==========     ==========    =========

*For the period December 12, 1995 (effective date) to October 31, 1996. **For the period March 11, 1996 (effective date) to October 31, 1996.

FRANKLIN VALUE INVESTORS TRUST

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is an open-end, non-diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust's shares are offered in three different series (the Funds) with each Fund, in effect, representing a separate fund and each of the Funds maintaining a totally separate investment portfolio. The investment objective of the Funds is capital growth and income.

The MicroCap Value Fund became effective December 12, 1995. The Value Fund became effective March 11, 1996.

The Value Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge. Class II shares are sold with a lower front-end sales charge, but may be subject to a contingent deferred sales charge. Each class of shares has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class, and the exchange privilege of each class. The offering of Class II shares began September 3, 1996, at which time all previously outstanding shares became Class I shares. Realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

A. SECURITY VALUATION:
Portfolio securities listed on a securities exchange or on the NASDAQ for which market quotations are readily available are valued at the last sale price or, if there is no sale price, within the range of the most recent quoted bid and asked prices. Other securities are valued based on a variety of factors, including yield, risk, maturity, trade activity and recent developments related to the securities. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

The value of a foreign security is determined as of the earlier of the close of trading on the foreign exchange on which it is traded or the close of trading on the New York Stock Exchange (Exchange). That value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value, unless material. If events which materially affect the value of these foreign securities occur during such period, these securities will be valued in accordance with procedures established by the Board.

The fair values of securities restricted as to resale are determined following procedures established by the Board.

B. INCOME TAXES:
The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.

C. SECURITY TRANSACTIONS:
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

D. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:
Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily.

E. ACCOUNTING ESTIMATES:
The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F.EXPENSE ALLOCATION:
Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

G. FOREIGN CURRENCY TRANSLATION:
The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange of the currencies against U.S. dollars on the valuation date. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the day that the transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recognized when reported by the custodian.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends and interest, and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in exchange rates.

H. REPURCHASE AGREEMENTS:
The Funds may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund, to the seller, collateralized by underlying U.S. government securities, which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1996, all outstanding repurchase agreements held by the Funds had been entered into on that date.

2. TRUST SHARES

At October 31, 1996, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in each of the Fund's shares for the years ended October 31, 1996 and 1995 were as follows:

                                    Balance Sheet Investment Fund   MicroCap Value Fund*        Value Fund**
                                        --------------------         -------------------      ----------------
Class I Shares:                         Shares        Amount       Shares        Amount      Shares     Amount
                                       ---------    -----------   --------     ----------    -------  ----------
1996
 Shares sold .......................  11,153,902   $306,981,566   6,856,466   $118,962,310  498,882   $7,986,201
 Shares issued in reinvestment of
 distributions .....................     814,937     21,999,091      24,443        435,536      737       12,020
 Shares redeemed ...................  (4,146,493)  (115,956,697)   (392,609)    (7,027,651) (43,212)    (692,533)
                                       ---------    -----------   --------     ----------    -------  ----------
 Net increase ......................   7,822,346   $213,023,960   6,488,300   $112,370,195  456,407   $7,305,688
                                       =========    ===========   ========     ==========    =======  ==========

1995
 Shares sold .......................  10,269,060   $253,884,686
 Shares issued in reinvestment of
 distributions .....................     180,557      4,192,576
 Shares redeemed ...................  (1,657,126)   (40,743,269)
                                       ---------    -----------

 Net increase ......................   8,792,491   $217,333,993
                                       =========    ===========

                                                               Value Fund
                                                            ----------------
Class II Shares:***                                         Shares     Amount
                                                            -------  ----------
1996
 Shares sold ............................................   25,854     $440,955
 Shares redeemed ........................................     (536)      (9,058)
                                                            -------  ----------
 Net increase ...........................................   25,318     $431,897
                                                            =======  ==========


*For the period December 12, 1995 (effective date) to October 31, 1996. **For the period March 11, 1996 (effective date) to October 31, 1996. ***For the period September 1,1996 (effective date) to October 31, 1996.

3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1996, for tax purposes, the Funds had accumulated net realized gains as follows:

                                      Balance Sheet     MicroCap
                                     Investment Fund   Value Fund     Value Fund
                                       -----------     ----------      ---------
Accumulated net realized gains.......   $53,682,795     $2,640,347      $210,414

For tax purposes, the aggregate cost of securities and unrealized appreciation of the Trust are the same for financial reporting purposes at October 31,1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1996, were as follows:

                                     Balance Sheet     MicroCap
                                    Investment Fund   Value Fund*   Value Fund**
                                      -----------     ----------      ---------
Purchases .........................   $286,556,495    $87,447,313    $8,887,858
Sales .............................   $148,829,264    $ 6,420,957    $1,289,689

*For the period December 12, 1995 (effective date) to October 31, 1996. **For the period March 11, 1996 (effective date) to October 31, 1996.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisory Services, Inc. (Advisory) provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed daily on the net assets of each Fund as follows:

    Balance Sheet
    Investment Fund
  Annualized Fee Rate   Daily Net Assets
    --------------      ------------------------------------------
        0.625%          First $100 million
        0.500%          Over $100 million, up to and including $250 million
        0.450%          Over $250 million, up to and including $10 billion
                        Fees are further reduced on net assets over $10 billion.

    MicroCap Value Fund
    Annualized Fee Rate
      --------------
          0.750%         Daily net assets

        Value Fund
    Annualized Fee Rate  Daily Net Assets
      --------------     ------------------------------------------
          0.750%         First $500 million
          0.625%         Over $500 million, up to and including $1 billion
          0.500%         Over $1 billion

The terms of the management agreement provide that annual aggregate expenses of each Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which each Fund's shares are registered. For the year ended October 31, 1996, the Fund's expenses did not exceed these limitations. However, Advisory agreed in advance to waive the management fees and assume payments of certain other expenses for the Value Fund, as noted in the Statement of Operations, in an effort to minimize the Value Fund's expenses.

B. SHAREHOLDER SERVICES AGREEMENT:
Under the terms of a shareholder service agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the year ended October 31, 1996 aggregated $417,037, all of which was paid to Investor Services.

5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

C. DISTRIBUTION PLANS AND UNDERWRITING AGREEMENT:
Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Balance Sheet Investment Fund, MicroCap Value Fund and Value Fund will reimburse Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.50%, 0.25% and 0.35% per annum, respectively, for Class I, and 1.00% per annum for Class II, if applicable, of the average daily net assets of such class for costs incurred in the promotion, offering and marketing of each Fund's shares. The Plans do not permit nor require payments of excess costs after termination.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Fund's shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Fund, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to dealers for certain sales of the Fund's shares. Commissions received by Distributors and the amounts paid to other dealers, and any applicable contingent deferred sales charges for the year ended October 31, 1996 were as follows:

                                                                          Balance Sheet    MicroCap       Value
Class I                                                                  Investment Fund  Value Fund*    Fund**
                                                                           -----------     ---------    --------
Total commissions received............................................      $1,655,404    $3,785,060    $131,694
Paid to other dealers.................................................      $2,244,061    $3,469,098    $122,806
Contingent deferred sales charges.....................................        $ 15,126            --          --
Class II***
Total commissions received............................................              --            --        $187
Paid to other dealers.................................................              --            --        $186

*For the period December 12, 1995 (effective date) to October 31, 1996. **For the period March 11, 1996 (effective date) to October 31, 1996. ***For the period September 1,1996 (effective date) to October 31, 1996.

D. OTHER AFFILIATES AND RELATED PARTY TRANSACTIONS:
Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc. (Resources).

At October 31, 1996, Resources owned 1.03% of the MicroCap Value Fund and 13.88% of the Value Fund.

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments in portfolio companies, 5% or more whose outstanding voting securities are held by the Funds, are defined in the Investment Company Act of 1940 as affiliated companies. The Funds had investments in such affiliated companies at October 31, 1996, as follows:

                                                                              Purchase       Market     Dividend
Fund                               Affiliate                                    Cost          Value      Income
-------------------------          -------------------------------            ---------     ---------    -------
Balance Sheet Investment Fund      ACMAT Corp., Class A                     $ 2,597,225   $ 4,056,250        $--
Balance Sheet Investment Fund      Buttery Food and Drug Stores Co.           3,370,668     3,741,600         --
Balance Sheet Investment Fund      Chic by H.I.S., Inc.                       6,417,527     3,496,500         --
Balance Sheet Investment Fund      Cochrane Furniture, Inc.                     641,250       216,563         --
Balance Sheet Investment Fund      Commonwealth Aluminum Corp.               10,593,284    10,639,125     76,425
Balance Sheet Investment Fund      Crown Central Petroleum, Class B           7,490,542     6,812,500         --
Balance Sheet Investment Fund      Delta Woodside Industries, Inc.            9,694,323     7,964,900    163,900

6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (cont.)

                                                                               Purchase      Market     Dividend
Fund                               Affiliate                                     Cost         Value      Income
--------------------------         -------------------------------             ---------    ---------    -------
Balance Sheet Investment Fund      Dixie Yarns, Inc.                          $ 4,397,304  $ 3,000,000       $--
Balance Sheet Investment Fund      Ecology and Environment, Inc., Series A      2,163,212    2,177,500    81,600
Balance Sheet Investment Fund      Enex Resources Corp.                           827,100      888,250    20,900
Balance Sheet Investment Fund      First Financial Bancorp, Inc.                  222,688      384,000        --
Balance Sheet Investment Fund      Fred's, Inc.                                 5,509,428    5,448,625   124,295
Balance Sheet Investment Fund      Garan, Inc.                                  4,341,174    4,510,688   168,800
Balance Sheet Investment Fund      Green (A.P.) Industries, Inc.                3,971,295    4,109,225    48,996
Balance Sheet Investment Fund      Haggar Corp.                                11,874,087   12,000,000   101,040
Balance Sheet Investment Fund      Insteel Industries, Inc.                     2,961,844    3,186,000    90,438
Balance Sheet Investment Fund      Jacobson Stores, Inc.                        3,116,509    2,489,050   148,600
Balance Sheet Investment Fund      Luria (L.) & Sons, Inc.                      3,033,210    1,504,500        --
Balance Sheet Investment Fund      Matrix Services, Co.                         1,525,125    3,019,125        --
Balance Sheet Investment Fund      Merchants Group, Inc.                        4,032,157    4,771,875    50,900
Balance Sheet Investment Fund      Monarch Machine Tools Co.                    2,653,583    2,437,500    50,000
Balance Sheet Investment Fund      Nash Finch Co.                               9,860,664    9,750,000   325,107
Balance Sheet Investment Fund      Oshkosh Truck Corp., Class B                 5,641,368    5,856,375   190,250
Balance Sheet Investment Fund      Pulaski Furniture Corp.                      3,624,086    2,976,000   122,880
Balance Sheet Investment Fund      Super Food Services, Inc.                    9,189,403   13,629,938   101,570
Balance Sheet Investment Fund      Transnational Re Corp., Class A              7,302,397    9,045,000    68,700
Balance Sheet Investment Fund      Wolohan Lumber Co.                           4,220,530    4,770,563    99,913
MicroCap Value Fund                Allou Health & Beauty, Inc., Class A         1,543,912    1,554,225        --
MicroCap Value Fund                Allstate Financial Corp.                       722,133      825,500        --
MicroCap Value Fund                American Physicans Service Group, Inc.       1,558,718    1,365,625        --
MicroCap Value Fund                Art's-Way Manufacturing Co., Inc.              381,350      412,500        --
MicroCap Value Fund                Ecology and Environment, Inc., Series A        888,067      917,900    11,200
MicroCap Value Fund                Hi-Lo Automotive, Inc.                       3,327,231    1,974,000        --
MicroCap Value Fund                Moore Products Co.                           2,410,693    2,559,300        --
MicroCap Value Fund                Oriole Homes Corp., Class B                  2,781,602    2,700,000        --
MicroCap Value Fund                River Oaks Furniture, Inc.                   1,222,598    1,316,700        --
MicroCap Value Fund                Temtex Industries, Inc.                        829,125      879,469        --

7. RESTRICTED SECURITIES
A restricted security is a security which has not been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933. The Trust may purchase restricted securities through a private offering and they cannot be sold without prior registration under the Securities Act of 1933 unless such a sale is pursuant to an exemption therefrom. Subsequent costs of registration of such securities are borne by the issuer. A secondary market exists for certain privately placed securities. The Trust values these restricted securities as disclosed in Note 1. At October 31, 1996, the MicroCap Value Fund held the following restricted security:

                                                                Acquisition
               Shares    Security                                  Date          Cost       Value
               -----     -------------------------             ------------     ------     ------
               72,000    Bibb Co.........................    10/16/96-10/24/96 $596,874   $585,000

8. FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding throughout each period by Fund, are as follows:

                Per Share Operating Performance                              Ratios/Supplemental Data
           -----------------------------------------                    -----------------------------------
                                                                                                Ratio of
                                                                                                Expenses
                                                                                                to Average
                                                                                                Net Assets
       Net                                                                              Ratio  (Net Assets  Ratio
      Asset                             Distri- Distri-                           Net    of    (before fee  of Net
      Value         Net        Total    butions butions           Net            Assets Expen   waiver and Investment
      at Beg-Net    Realized & From     From NetFrom             Asset           at End ses to   expense   Income to         Average
      inning Invest-Unrealized Invest-  Invest- Realized Total   Value           of Per-Average reduction   Aver-  Portfolio Commis-
Year  of     ment   Gain on    ment Op- ment    Capital  Distri- at End   Total  iod (in Net     (see      age Net  Turnover  sion
Ended Period Income Securities erations Income  Gains    butions of PeriodReturn++000's)Assets  Note 5)     Assets   Rate     Rate**

Balance Sheet Investment Fund
1992 $15.54 $.530   $1.830    $2.360   $(.530)  $--     $(.530)  $17.37   15.51% $ 5,149   --%+    2.60%    3.16%   30.86%     --
1993  17.37  .390    6.260     6.650    (.430)  (.620)   (1.050)  22.97   37.78   22,317   --  +   1.85     1.89    31.36      --
1994  22.97  .230     .510      .740    (.260)  (.770)   (1.030)  22.68    3.421  34,255   1.19+   1.34     0.99    24.96      --
1995  22.68  .300    3.980     4.280    (.270)  (.350)   (.620)   26.34   19.323  87,540   1.17    1.17     1.30    28.63      --
1996  26.34  .470    3.846     4.316    (.442)  (1.064)  (1.506)  29.15   16.936  57,002   1.08    1.08     1.69    35.46     .0453

Franklin MicroCap Value Fund
19961 15.00  .140    3.410     3.550    (.110)    --     (.110)   18.44   23.72  119,664   1.24*   1.24*    1.28*   14.15     .0476

Franklin Value Fund
Class I Shares:
19962 15.00  .053    2.147     2.200    (.050)    --     (.050)   17.15   14.69    7,828   1.35*+  2.87*    0.57*   32.52     .0464

Class II Shares:
19963 16.38  .006     .761      .767    (.007)    --     (.007)   17.14    4.68      434   2.00*+  3.52*    (.08)*  32.52     .0464

1For the period December 12, 1995 (effective date) to October 31, 1996.

2For the period March 11, 1996 (effective date) to October 31, 1996. 3For the period September 3, 1996 (effective date) to October 31, 1996.

+During the period indicated, Advisory agreed in advance to waive all or a portion of its management fees and pay all or a portion of other expenses incurred.

++Total return measures the change in value of an investment over the period indicated. It is not annualized. It does not include the maximum front-end sales charge or the contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the 12b-1 distribution plans for Class I, the sales charges on reinvested dividends were eliminated. The total return may differ from that reported in the Manager's Discussion due to differences between the net asset values quoted and the net asset values calculated for financial reporting purposes.

*Annualized.

**Represents the average broker commission rate per share paid by the Fund in connection with the execution of the Fund's portfolio transactions in equity securities.

Under IRC 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of their ordinary income dividends paid by the Funds during the fiscal year ended October 31, 1996, as income quali-fying for the dividends received deduction.

   Balance Sheet Investment Fund 27.84% MicroCap Value Fund 46.00% Value Fund
                                     65.93%

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN VALUE INVESTORS TRUST

Report of Independent Accountants



To the Shareholders and Board of Trustees of Franklin Value Investors Trust:

We have audited the accompanying statements of assets and liabilities of the three funds comprising the Franklin Value Investors Trust (the Trust), including each Fund's statement of investments in securities and net assets, as of

October 31, 1996, and the related statement of operations, statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the three funds comprising the Franklin Value Investors Trust as of October 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.

San Francisco, California
December 4, 1996


Franklin Value Investors Trust Annual Report 10/31/96.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PURSUANT TO ITEM 304 (a) OF REGULATION S-T)


GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the fund's shares with the Russell 1000 Value Index and the Consumer Price Index, based on a $10,000 investment from 4/2/90 to 10/31/96.


Period Ending    Fund        Index       Index

    4/2/90     $9,849       $10,000     $10,000
   4/30/90     $9,547       $9,610      $10,016
   5/31/90     $9,947       $10,408     $10,039
   6/30/90     $9,856       $10,171     $10,093
   7/31/90     $9,685       $10,083     $10,132
   8/31/90     $8,792       $9,197      $10,225
   9/30/90     $7,940       $8,751      $10,311
  10/31/90     $7,647       $8,632      $10,373
  11/30/90     $8,100       $9,230      $10,395
  12/31/90     $8,325       $9,464      $10,395
   1/31/91     $8,902       $9,890      $10,458
   2/28/91     $9,764       $10,548     $10,473
   3/31/91    $10,050       $10,704     $10,489
   4/30/91    $10,325       $10,783     $10,505
   5/31/91    $10,626       $11,185     $10,536
   6/30/91    $10,468       $10,714     $10,567
   7/31/91    $10,571       $11,162     $10,583
   8/31/91    $10,633       $11,365     $10,613
   9/30/91    $10,647       $11,281     $10,660
  10/31/91    $10,779       $11,469     $10,676
  11/30/91    $10,709       $10,880     $10,707
  12/31/91    $11,246       $11,792     $10,715
   1/31/92    $11,564       $11,811     $10,731
   2/29/92    $11,966       $12,100     $10,769
   3/31/92    $12,022       $11,925     $10,824
   4/30/92    $11,930       $12,439     $10,839
   5/31/92    $12,065       $12,501     $10,855
   6/30/92    $12,015       $12,423     $10,894
   7/31/92    $12,764       $12,903     $10,917
   8/31/92    $12,379       $12,508     $10,947
   9/30/92    $12,221       $12,681     $10,978
  10/31/92    $12,451       $12,692     $11,016
  11/30/92    $13,003       $13,108     $11,032
  12/31/92    $13,724       $13,420     $11,024
   1/31/93    $14,031       $13,810     $11,078
   2/28/93    $14,121       $14,296     $11,117
   3/31/93    $14,593       $14,717     $11,156
   4/30/93    $14,555       $14,529     $11,187
   5/31/93    $14,969       $14,821     $11,202
   6/30/93    $15,150       $15,147     $11,218
   7/31/93    $15,626       $15,317     $11,218
   8/31/93    $16,865       $15,870     $11,250
   9/30/93    $16,888       $15,895     $11,273
  10/31/93    $17,411       $15,884     $11,319
  11/30/93    $17,100       $15,557     $11,327
  12/31/93    $17,233       $15,852     $11,327
   1/31/94    $17,722       $16,452     $11,358
   2/28/94    $17,517       $15,889     $11,397
   3/31/94    $16,940       $15,298     $11,435
   4/30/94    $17,153       $15,592     $11,451
   5/31/94    $17,343       $15,771     $11,459
   6/30/94    $17,390       $15,394     $11,498
   7/31/94    $17,802       $15,873     $11,529
   8/31/94    $18,301       $16,328     $11,575
   9/30/94    $18,285       $15,786     $11,607
  10/31/94    $18,007       $16,006     $11,615
  11/30/94    $17,411       $15,359     $11,630
  12/31/94    $17,490       $15,536     $11,630
   1/31/95    $18,016       $16,014     $11,676
   2/28/95    $18,817       $16,647     $11,723
   3/31/95    $19,214       $17,011     $11,762
   4/30/95    $19,847       $17,549     $11,801
   5/31/95    $20,260       $18,288     $11,824
   6/30/95    $20,731       $18,536     $11,848
   7/31/95    $21,227       $19,181     $11,848
   8/31/95    $21,789       $19,452     $11,879
   9/30/95    $22,032       $20,156     $11,902
  10/31/95    $21,485       $19,956     $11,942
  11/30/95    $22,228       $20,968     $11,933
  12/31/95    $22,745       $21,495     $11,925
   1/31/96    $22,856       $22,165     $11,995
   2/29/96    $23,018       $22,334     $12,034
   3/31/96    $23,589       $22,713     $12,096
   4/30/96    $24,196       $22,800     $12,144
   5/31/96    $24,666       $23,085     $12,167
   6/30/96    $24,443       $23,103     $12,174
   7/31/96    $23,860       $22,230     $12,197
   8/31/96    $24,649       $22,866     $12,220
   9/30/96    $24,864       $23,773     $12,259
  10/31/96    $25,122       $24,693     $12,299



GRAPHIC MATERIAL (2)

The following line graph hypothetically compares the performance of the fund's shares with the Russell 2000 Value Index, based on a $10,000 investment from 12/12/95 to 10/31/96.


Period Ending           Fund        Index

     12/12/95       $9,548           $10,000
     12/31/95       $9,688           $10,190
      1/31/96       $9,714           $10,257
      2/29/96       $9,987           $10,418
      3/31/96       $10,772          $10,637
      4/30/96       $11,288          $10,927
      5/31/96       $11,581          $11,204
      6/30/96       $11,569          $11,072
      7/31/96       $11,230          $10,483
      8/31/96       $11,396          $10,938
      9/30/96       $11,652          $11,236
     10/31/96       $11,812          $11,367



GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the fund's Class I shares with the Russell 1000 Value Index, based on a $10,000 investment from 3/11/96 to 10/31/96.


         Period Ending    Fund         Index

             3/11/96    $9,548         $10,000
             3/31/96    $9,669         $10,110
             4/30/96   $10,159         $10,148
             5/31/96   $10,433         $10,275
             6/30/96   $10,223         $10,283
             7/31/96    $9,846         $9,895
             8/31/96   $10,446         $10,178
             9/30/96   $10,771         $10,582
            10/31/96   $10,950         $10,991